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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated this 26th day of July, 2000, by and between Panavision Inc., a Delaware corporation (the "Company"), and Sony Electronics Inc., a Delaware corporation on its own behalf ("Sony") and in its capacity as the Holder Representative.

         WHEREAS, the Company and Sony have entered into a Stock and Warrant Purchase Agreement, of even date herewith (the "Purchase Agreement"), pursuant to which Sony is purchasing from the Company 714,300 shares of its common stock, par value $0.01 per share (the "Common Stock"), and a warrant (the "Warrant") to purchase an additional 714,300 shares of Common Stock;

         WHEREAS, the Board of Directors of the Company has authorized the officers of the Company to execute and deliver this Agreement in the name and on behalf of the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties to this Agreement hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any specified person, (i) any other person 50% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with the power to vote by such specified person or (ii) any other person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified person. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person by virtue of ownership of voting securities, by contract or otherwise.

         "Governmental Authority" shall mean any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality.

         "Holder" means Sony and any other person that owns Registrable Securities, including their respective successors and assigns who acquire Registrable Securities, directly or indirectly, from Sony or such other person, respectively. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

         "Holder Representative" shall mean, from time to time, Sony or an Affiliate of Sony which the then-existing Holder Representative may designate in a reasonably detailed writing delivered to the Company and the Holders from time to time.

         "PX Holding" means PX Holding Corporation, a Delaware corporation.





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         "PX Holding Registration Rights Agreement" means the Registration
Rights Agreement, dated as of June 5, 1998, by and between PX Holding and the Company.

         "Registrable Securities" means (a) any shares of Common Stock issued in accordance with Section 2.2 of the Purchase Agreement, (b) any shares of Common Stock issuable to Sony upon exercise of the Warrant, in whole or in part, (c) any shares of Common Stock acquired by Sony on the open market at a time when such party is deemed to be an "affiliate" (as such term is defined under Rule 144 under the Securities Act) of the Company and (d) any securities issued or issuable in respect of the Common Stock referred to in clauses (a), (b) and (c) above, by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger or consolidation, and any other securities issued pursuant to any other pro rata distribution with respect to such Common Stock. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when (x) it has been effectively registered under the Securities Act and sold or distributed to the public in accordance with an effective registration statement covering it (and has not been reacquired in the manner described in clause (c) above), or (y) it is sold or distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2. Demand Registration.

                  (a) Subject to Section 2(e) hereof, if at any time the Holder Representative shall request the Company in writing to register under the Securities Act all or a part of the Registrable Securities held by the Holders (a "Demand Registration"), the Company shall use all reasonable efforts to cause to be filed and declared effective as soon as reasonably practicable (but in no event later than the 45th day after the Holder Representative's request is made) a registration statement providing for the sale of all such Registrable Securities requested by the Holder Representative to be registered. The Company agrees to use its reasonable efforts to keep any such registration statement continuously effective and usable for resale of Registrable Securities for so long as the Holder Representative shall request. Each registration statement filed pursuant to this Section 2(a) is hereinafter referred to as a "Demand Registration Statement." The Company may, if permitted by law, effect any registration pursuant to this Section 2(a) by the filing of a registration statement on Form S-3. However, if such registration involves an underwritten public offering and the managing underwriter(s) at any time shall notify the Company in writing that, in the sole judgment of such managing underwriter(s), inclusion of some or all of the information required in a more detailed form specified in such notice is of material importance to the success of the public offering of such Registrable Securities, the Company shall use all reasonable efforts to supplement or amend the registration statement to include such information.


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                  (b) The Company agrees (i) not to effect any public or private sale, distribution or purchase of any of its securities which are the same as or similar to the Registrable Securities, including a sale pursuant to Regulation D under the Securities Act, during the 15-day period prior to, and during the 45-day period beginning on, the closing date of each underwritten offering under any Demand Registration Statement, and (ii) to use reasonable efforts to cause each holder of its securities purchased from the Company, at any time on or after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act. Except as expressly provided under this Agreement, the Holders shall not effect any public sale or distribution of any Company securities during the 15-day period prior to, and during the 45-day period beginning on, the closing of each underwritten offering under any Demand Registration Statement; provided, however, that if either or both of the periods specified in the equivalent provision in the PX Holding Registration Rights Agreement are shortened by agreement by the Company or by the Company's waiving its rights under such equivalent provision, then the corresponding period(s) in this sentence shall be deemed to be automatically amended to be identical to the period(s) applicable to PX Holding under the equivalent provision in the PX Holding Registration Rights Agreement.

                  (c) The Company may postpone for a reasonable period of time, not to exceed 30 days, the filing or the effectiveness of any Demand Registration Statement if (i) the Board of Directors of the Company in good faith determines that (A) such registration would have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or
(B) the Company is in possession of material non-public information that, if publicly disclosed, would result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company, and (ii) the Company so notifies the Holder(s) within five days after the Holder(s) requests such registration. The Company's right to defer the filing of a registration statement pursuant to the provisions of the preceding sentence may not be exercised more than once during any 12 month period.

                  (d) If at any time the Holder Representative notifies the Company in writing of the Holders' desire that the Registrable Securities to be covered by a Demand Registration Statement be sold pursuant to an underwritten offering, the Holder Representative shall have the right to select any nationally recognized investment banking firm(s) to administer the offering, subject to the approval of the Company, which approval shall not be unreasonably withheld, and the Company shall enter into underwriting agreements with the underwriter(s) of such offering, which agreements shall contain such representations and warranties by the Company, and such other terms, conditions and indemnities as are at the time customarily contained in underwriting agreements for similar offerings and the Company shall take or cause to be taken all such other actions as are reasonably requested by the managing underwriter(s) in order to expedite or facilitate the registration and disposition of the Registrable Securities, including, without limitation, causing management to participate in "road show" presentations.

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                  (e) The Company shall not be obligated to effect more than three (3) Demand Registrations in total under this Section 2 with respect to any or all of the Holders; provided, however, that, to the extent that the Holders are unable to include as part of a Demand Registration the lesser of (i) one-half of the aggregate amount of Registrable Securities requested to be included in such Demand Registration by such Holders and (ii) Registrable Securities representing an aggregate of two hundred fifty thousand (250,000) shares of Common Stock (as such number may be adjusted from time to time to reflect changes in the outstanding number of shares of Common Stock through a dividend, subdivision, combination, reclassification, etc.), then such Demand Registration shall not be deemed to be one of the three (3) Demand Registrations that the Holders are entitled to pursuant to this Section 2.

                  (f) If the Holders are not entitled to include all of their Registrable Securities requested to be included in a Demand Registration under this Section 2, the Holder Representative may elect to withdraw its request to include any or all such Registrable Securities included in such Demand Registration; provided, however, that if a Demand Registration is effected with respect to any or all of such Registrable Securities, then such Demand Registration shall be one of the three Demand Registrations that the Holders are entitled to under this Section 2 unless the Holders are unable to include as part of a Demand Registration the lesser of (i) one-half of the aggregate amount of Registrable Securities requested to be included in such Demand Registration by such Holders and (ii) Registrable Securities representing an aggregate of two hundred fifty thousand (250,000) shares of Common Stock (as such number may be adjusted from time to time to reflect changes in the outstanding number of shares of Common Stock through a dividend, subdivision, combination, reclassification, etc.), in which event such Demand Registration shall not be deemed to be one of the three Demand Registrations that the Holders are entitled to under this Section 2.

         3. Incidental Registration.

                  (a) Subject to the terms and conditions set forth in this
Section 3, if the Company proposes at any time to register any common equity securities (the "Initially Proposed Shares") under the Securities Act for sale, whether or not for its own account, pursuant to an underwritten offering (other than registration on Form S-4 or on Form S-8 or any substitute or successor form adopted by the SEC), the Company will promptly give written notice to the Holder Representative of its intention to effect such registration (such notice to specify, among other things, the proposed offering price, the kind and number of securities proposed to be registered and the distribution arrangements, including identification of the underwriter(s)), and the Holder Representative shall be entitled to include in such registration statement, as a part of such underwritten offering, such number of shares (the "Holder Shares") to be sold for the account of the Holders (on the same terms and conditions as the Initially Proposed Shares) as shall be specified in a request in writing delivered to the Company by the Holder Representative within 15 days after the date upon which the Company gave the aforementioned notice.

                  (b) The Company's obligations to include Holder Shares in a registration statement pursuant to this Section 3 is subject to each of the following limitations, conditions and qualifications:

                      (i) If, at any time after the Company gives written notice to the Holder Representative of its intention to effect a registration of any of its common equity securities (whether or not for its own account) and prior to the effective date of any registration statement filed in connection with such registration, either the Company (in the case of the Company intending to register securities for its own account) or holders of Company securities (in the case of the Company intending to register securities on behalf of holders of securities exercising demand registration rights) shall determine for any reason not to register any securities which were theretofore the subject of such registration, the Company shall give written notice of such determination to the Holder Representative and thereupon it shall be relieved of its obligation to use any efforts to register any Holder Shares in connection with such aborted registration (but not from its obligation to pay the Registration Expenses (as defined herein) in connection therewith).

                      (ii) If the managing underwriter(s) of such offering shall notify in writing the Company and the Holder Representative that, in the good faith judgment of such managing underwriter(s), the distribution of all or a specified portion of the Holder Shares would materially interfere with the registration and sale, in accordance with the intended method thereof, of the Initially Proposed Shares, then the number of Holder Shares to be included in such registration statement shall be reduced to such number, if any, that, in the good faith judgment of such managing underwriter(s), can be included without such interference; provided, however, that, if

                    (1) the Initially Proposed Shares were being registered by the Company for its own account, then the number of Company securities to be included in such registration statement shall be allocated (x) first, to the Company, and (y) second, pro rata among all holders of Company securities (including Holders of Registrable Shares on whose behalf the Holder Representative has exercised the Holders' rights under this Agreement) based upon the number of securities each such holder so requested be included in such registration statement; and

                    (2) the Initially Proposed Shares were being registered by the Company for the account of holders of Company securities (other than the Holders) pursuant to demand registration rights, then the number of Company securities to be included in such registration statement shall be allocated (x) first, pro rata among all holders of Company securities (other than Holders) who are exercising demand registration rights based upon the number of securities each such holder so requested be included in such registration statement, and (y) second, pro rata among all holders of Company securities not included in foregoing clause (x) (including Holders of Registrable Shares on whose behalf the Holder Representative has exercised the Holders' rights under this Agreement) and the Company on the basis of the number of shares requested to be included in such registration statement by such holders and the Company;

provided further, however, that the "cutback provisions" contained in the first proviso of this Section 3(b)(ii) shall only take effect upon PX Holding agreeing in writing with the Company to amend Section 3 of the PX Holding Registration Rights Agreement to provide for "cutback provisions" in Section 3 of the PX Holding Registration Rights Agreement substantially to the same effect. Until such time, the first proviso of this Section 3(b)(ii) shall be deemed to read:

         "provided, however, that, if other holders of the Company securities have requested that their securities be registered in such underwritten offering pursuant to a registration rights agreement with the Company and, unless the Initially Proposed Shares were being registered by the Company for its own account, the Company desires to register Company securities for its own account, the number of Holder Shares to be included in such registration statement shall be reduced to such number which would result in the Holder Shares being included in such registration statement pro rata with such other holder of registration rights and, if applicable, the Company on the basis of the number of shares requested to be registered by the Holder Representative and such other holders of the Company's securities and, if applicable, the Company."

                  (c) If, as a result of the cutback provisions contained in
Section 3(b)(ii) hereof, the Holders are not entitled to include all of the Holder Shares in such registration, the Holder Representative may elect to withdraw its request to include Holder Shares in such registration.

                  (d) If the Company shall so deliver such a request in writing to the Holder Representative, each Holder shall not effect any public or private sale or distribution of any Registrable Securities (other than the Holder Shares) during the 15-day period prior to, and during the 45-day period beginning on, the closing date of any underwritten public offering of shares of Common Stock made for the Company's own account; provided, however, that if either or both of the periods specified in the equivalent provision in the PX Holding Registration Rights Agreement are shortened by agreement by the Company or by the Company's waiving its rights under such equivalent provision, then the corresponding period(s) in this sentence shall be deemed to be automatically amended to be identical to the period(s) applicable to PX Holding under the equivalent provision in the PX Holding Registration Rights Agreement.

         4. Registration Procedures.

                  (a) Whenever the Company is required to use all reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to the terms and conditions of Section 2(a) or 3 (such Registrable Securities being hereinafter referred to as "Subject Shares"), the Company will use all reasonable efforts to effect the registration and sale of the Subject Shares in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:

                           (i) furnish to the Holder Representative and to each managing underwriter, if any, a reasonable time in advance of their filing with the SEC, any registration statement, amendment or supplement thereto, and any prospectus used in connection therewith, and the Holder Representative shall have the opportunity to object to any information pertaining to any one or more Holders of Subject Shares (each such Holder, a "Participating Holder") and its plan of distribution that is contained therein and the Company will make the corrections reasonably requested by the Holder Representative with respect to such information prior to filing any such registration statement or any amendment or supplement thereto; and furnish a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

                           (ii) prepare and file with the SEC a registration statement with respect to the Subject Shares in form and substance satisfactory to the Holder Representative, and use all reasonable efforts to cause such registration statement to become effective as soon as possible;

                           (iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares and other securities covered by such registration statement;

                           (iv) furnish to the Holder Representative and each managing underwriter, if any, without charge, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities and such other documents as the Holder Representative or such underwriter may reasonably request;


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                           (v) after the filing of the registration statement,
         promptly notify the Holder Representative and each managing underwriter, if any, of any stop order issued or, to the knowledge of the Company, threatened to be issued by the SEC;

                           (vi) use all reasonable efforts to register or qualify the Subject Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions (including any foreign country or any political subdivision thereof) as the managing underwriter(s) shall reasonably recommend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the Subject Shares covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (B) subject itself to taxation in any jurisdiction wherein it is not so subject, or (C) consent to general service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;

                           (vii) promptly inform the Holder Representative and the managing underwriter(s), if any, (x) in the case of any offering of the Registrable Securities in respect of which a registration statement is filed under the Securities Act, of the date on which a registration statement or any post-effective amendment thereto has been filed and when the same has become effective and, if applicable, of the date of filing a Rule 430A prospectus, (y) of any written comments from the SEC with respect to any filing referred to in clause (x) and of any request by the SEC, any securities exchange, self-regulatory body or Governmental Authority having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering or (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                           (viii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC;

                           (ix) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                           (x) furnish unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Subject Shares being sold;


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                           (xi) notify the Holder Representative at any time
         when a prospectus relating to the Subject Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Subject Shares such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading;

                           (xii) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering) and make such representations and warranties to the sellers and underwriter(s) as in form and substance and scope are customarily made by issuers to underwriters in underwritten offerings and take such other actions as the Participating Holders or the managing underwriter(s) or agent, if any, reasonably require in order to expedite or facilitate the disposition of such Subject Shares. The Holder Representative may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) also be made to and for the benefit of any one or more Participating Holders, and that any or all of the conditions precedent to the obligations of such underwriter(s) under such underwriting agreement also be conditions precedent to the obligations of the Participating Holders;

                           (xiii) make available for inspection by the Holder Representative, any underwriter or agent participating in any disposition pursuant to such registration statement, and any attorney, accountant or other similar professional advisor retained by the Holder Representative or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement;

                           (xiv) make available senior management personnel of the Company to participate in, and cause them to cooperate with the underwriter(s) in connection with, "road show" and other customary marketing activities, including "one-on-one" meetings with prospective purchasers of the Subject Shares;

                           (xv) obtain for delivery to the Company, the underwriter(s) or their agent, with copies to the Holder
         Representative, a "cold comfort" letter from the


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         Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holder Representative or the managing underwriter(s) reasonably request;

                           (xvi) obtain for delivery to the Holder
         Representative (on behalf of the Participating Holders) and the underwriter(s) or their agent an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to the Participating Holders, underwriters or agents and their counsel;

                           (xvii) make available to its security holders earnings statements, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of the registration statement, which earnings statements shall cover said 12-month period;

                           (xviii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

                           (xix) cause the Subject Shares to be registered with or approved by such other Governmental Authorities (including foreign governmental agencies and authorities) as may be necessary to enable the sellers thereof or the underwriters(s), if any, to consummate the disposition of such Subject Shares;

                           (xx) cooperate with the Holder Representative and the managing underwriter(s), if any, or any other interested party (including any interested broker- dealer) in making any filings or submission required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. ("NASD");

                           (xxi) cause its subsidiaries to take action necessary to effect the registration of the Subject Shares contemplated hereby, including filing any required financial information;

                           (xxii) effect the listing of the Subject Shares on the New York Stock Exchange or such other national securities exchange or over-the-counter market on which shares of the Common Stock shall then be listed; and

                           (xxiii) take all other steps necessary to effect the registration of the Subject Shares contemplated hereby.

                  (b) The Holders shall provide (in writing and signed by the Holders and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus or other document incident thereto) to the Holder Representative who shall forward the same to the Company all such information and materials and the Holders shall take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by the Company pursuant to this Agreement.

                  (c) The Holders shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Subject Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings; provided, however, that in no event shall a Participating Holder be required to make any representations or warranties to or agreements with the Company or the underwriter(s) other than representations, warranties or agreements regarding the Participating Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law.

                  (d) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2(a) or Section 3, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders shall forthwith discontinue disposition of Subject Shares pursuant to the registration statement covering the same until the Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the Subject Shares that was in effect prior to such amendment or supplement.

                  (e) The Company shall pay all Registration Expenses. For purposes of this Agreement, "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities pursuant to Section 2(a) or Section 3 of this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, transfer agents and registrars' fees, all word processing, duplicating and printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions in respect of Registrable Securities, the fees and disbursements of the Holder Representative and the fees and disbursements of any counsel retained by the Holder Representative or any Participating


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



Holders (which underwriting discounts and commissions and fees and disbursements of the Holder Representative and of counsel shall be paid by the Participating Holders).

                  (f) In connection with any sale of Subject Shares that are registered pursuant to this Agreement, the Company and the Holders shall enter into an agreement providing for indemnification of the Holders by the Company, and indemnification of the Company by the Holders, on terms customary for such agreements at that time (it being understood that any disputes arising as to what is customary shall be resolved by counsel to the underwriter(s)).

         5. The Holder Representative.

                  (a) Each Holder, by its acceptance of the benefits under this Agreement, authorizes, directs and appoints the Holder Representative to act as its sole and exclusive agent, attorney-in-fact and representative of such Holder, and authorizes and directs the Holder Representative to (i) take any and all actions (including, without limitation, executing and delivering any documents, incurring any costs and expenses for the account of the Holders and making any and all determinations) which may be required or permitted by this Agreement to be taken by the Holder Representative or the Holders, (ii) exercise such other rights, powers and authority as are authorized, delegated or granted to the Holder Representative hereunder and (iii) exercise such rights, powers and authority as are incidental to the foregoing. Any such actions taken, exercises of rights, powers or authority, and any decision or determination made by the Holder Representative consistent therewith, shall be absolutely and irrevocably binding on each Holder as if such Holder personally had taken such action, exercised such rights, powers or au thority or made such decision or determination in such Holder's individual capacity. Notwithstanding any other provision of this Agreement, each Holder irrevocably relinquishes its right to act independently and other than through the Holder Representative, except as expressly provided for under this Agreement. The Holder Representative hereby accepts the foregoing authorization and appointment and agrees to serve as the Holder Representative in accordance with this Agreement.

                  (b) The provisions of this Section 5 shall in no way impose any obligations on the Company. In particular, notwithstanding any notice received by the Company to the contrary, the Company (i) shall be fully protected in relying upon and shall be entitled to rely upon, shall have no liability to any Holder with respect to, any and all damages and losses arising out of actions, decisions and determinations of the Holder Representative and
(ii) shall be entitled to assume that all actions, decisions and determinations of the Holder Representative are fully authorized by each Holder.


         6. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

             If to the Company, to: Panavision Inc.
                                    6219 De Soto Avenue
                                    Woodland Hills, California 91367
                                    Attention: John Farrand
                                    Telecopier Number: (818) 316-1110

             with a copy to:        Skadden, Arps, Slate, Meagher & Flom LLP
                                    Four Times Square
                                    New York, New York 10036
                                    Attention: Alan C. Myers, Esq.
                                    Telecopier Number: (212) 735-2000

             If to Sony or the
    Holder Representative, to:      Sony Electronics Inc.
                                    1 Sony Drive
                                    Park Ridge, New Jersey 07656
                                    Attention: General Counsel, Legal Department
                                    Telecopier Number: (201) 930-6099

             with a copy to:        Rosenman & Colin LLP
                                    575 Madison Avenue
                                    New York, New York 10022
                                    Attention: David H. Landau, Esq.
                                    Telecopier Number: (212) 940-8776

         If to any other Holder, to the Holder Representative. Any party hereto may from time to time change its address for notices under this Section 6 by giving at least 10 days' notice of such changes to the other parties hereto.

         7. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         8. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         9. Successors and Assigns; Amendments; Assignments.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement may not be amended except by a written instrument executed by the parties hereto.

                  (b) A Holder need not be a party to this Agreement or an assignment and assumption agreement for it to be able to exercise the rights granted to Holders under this Agreement; provided, however, that (i) to the extent that this Agreement imposes obligations upon a Holder, such Holder (by its acceptance of the benefits under this Agreement) agrees to be bound by the obligations imposed upon such Holder under this Agreement, and (ii) upon the delivery of a request by the Company to the Holder Representative in respect thereof, Sony and such Holder shall execute and deliver to the Company an assignment and assumption agreement in a form reasonably acceptable to the Company prior to or simultaneously with the exercise by any Holder (which has not expressly been made a party to this Agreement or an assignment and assumption agreement in respect thereof) of any of its rights under this Agreement (whether directly or through the Holder Representative), and such Holder (either directly or through the Holder Representative) may not exercise any rights under this Agreement until such assignment and assumption agreement has been delivered to the Company.

                  (c) The Holder Representative may not assign any of its rights or obligations under this Agreement unless it and its assignee delivers an assignment and assumption agreement in a form reasonably acceptable to the Company and such assignee satisfies the definition of "Holder Representative" hereunder.

                  (d) The Company may assign its rights, but not its obligations, under this Agreement.

         10. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and the Holders and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of laws.

         12. Entire Agreement. This Agreement contains the entire agreement of the parties hereto in respect of the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         13. Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         14. Available Information. If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144 or Rule 144A promulgated under the Securities Act and will, upon the request of the Holder Representative, take such other actions and furnish the Holder Representative with information as the Holder Representative may reasonably request in order for any Holder to avail itself of such rule or any other rule or regulation of the SEC allowing the Holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of the Holder Representative, deliver to such party a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder or as to such matters as would then be required to establish compliance with Rule 144 or any successor rule or rules under the Securities Act. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the Holder Representative, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

         15. Injunctions. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

         16. Severability. If any term or provisions of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

         17. Further Assurances. Subject to the specific terms of this Agreement, the Holder Representative, each Holder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         18. Recapitalization, Exchanges, etc., Affecting the Company's Capital Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise), or at the election of the Holder Representative, any person who controls any of the foregoing, which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities.

         19. Submission to Jurisdiction. No party hereto shall commence any legal proceeding or action against any other party under this Agreement unless and until the parties have attempted in good faith to settle the underlying dispute through negotiation or mediation for a period of not less than 30 days. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court will not accept jurisdiction, the Supreme Court of the State of New York, New York County or any court of competent civil jurisdiction sitting in New York County, New York. In any action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above courts, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

         20. Waiver of Jury Trial. EACH OF THE PARTIES HERETO AND, BY ITS ACCEPTANCE OF THE BENEFITS UNDER THIS AGREEMENT, EACH HOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT.

         21. Interpretation. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any provision of this Agreement.

         22. Attorney's Fees. Should any party hereto bring an action to enforce the terms of this Agreement then, if the party hereto which brought such action prevails in such action it shall be entitled to recovery of its attorney's fees from the party hereto against whom such action was brought, and if the party hereto against whom such action was brought prevails in such action it shall be entitled to recovery of its attorney's fees from the party hereto which brought such action.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the date hereof.


                                       PANAVISION INC.



                                       By:
                                          ----------------------------------
                                       Name:
                                       Title:


                                       SONY ELECTRONICS INC.,
                                       on its own behalf and in its capacity
                                       as the Holder Representative:



                                       By:
                                          ----------------------------------
                                       Name:
                                       Title: